HAND & HAND, a professional corporation

24 Calle de la Luna

San Clemente, California 92673

(949) 489-2400

fax (949) 489-0034

November 9, 2010

James A. Allegretto

Sr. Assistant Chief Accountant

Securities & Exchange Commission

450 Fifth Street, N.W., Mail Stop 0304

Washington, DC 20549

Re:

Pacific Land and Coffee Corporation (the “Company”)

Form 8-K filed October 7, 2010

File No. 000-30595

Dear Mr. Allegretto:

In response to your letter dated October 15, 2010, the registrant is filing herewith an amendment.

1.

The amendment has been made under Item 4.01 tag as requested.

2.

The registrant acknowledges this comment to provide information with respect to the successor auditor and such information is supplied in this amendment.

3.

  The report as filed did contain the requested language regarding the prior auditors' reports, as follows:   The report of MMR dated July 22, 2010 on the Company's financial statements for the fiscal years ending March 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that such report did contain an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

4. An updated letter is not required since there is no change in the disclosure as to the former accountant.

Sincerely yours,

/s/ Jehu Hand

   for the firm